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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------
                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)
                                       -----------
                         ------------------------------

                              BANKERS TRUST COMPANY
               (Exact name of trustee as specified in its charter)

NEW YORK                                                     13-4941247
(Jurisdiction of incorporation or                            (I.R.S. Employer
organization if not a U.S. national bank)                    Identification No.)

FOUR ALBANY STREET
NEW YORK, NEW YORK                                           10006
(Address of principal                                        (Zip Code)
executive offices)

                              BANKERS TRUST COMPANY
                                LEGAL DEPARTMENT
                         130 LIBERTY STREET, 31ST FLOOR
                            NEW YORK, NEW YORK 10006
                                 (212) 250-2201
            (Name, address and telephone number of agent for service)

                          NORTHWEST NATURAL GAS COMPANY
               (Exact name of obligor as specified in its charter)


                OREGON                             93-0256722
                (State or other jurisdiction of    (I.R.S. Employer
                incorporation or organization)     Identification No.)


                ONE PACIFIC SQUARE
                220 N. W. SECOND AVENUE
                PORTLAND, OREGON                   97209
                (Address of principal              (Zip Code)
                executive offices)


        DEBT SECURITIES, DESIGNATED UNSECURED MEDIUM-TERM NOTES, SERIES B
                       (Title of the Indenture Securities)

ITEM 1.  GENERAL INFORMATION.
                 Furnish the following information as to the Trustee.

               (a) Name and address of each examining or supervising authority to which it is subject.

         NAME                                          ADDRESS
         ----                                          -------

         Federal Reserve Bank (2nd District)           New York, NY
         Federal Deposit Insurance Corporation         Washington, D.C.
         New York State Banking Department             Albany, NY

                  (b) Whether it is authorized to exercise corporate trust powers.
                           Yes.

ITEM 2.  AFFILIATIONS WITH OBLIGOR.

                  If the obligor is an affiliate of the Trustee, describe each such affiliation.

                  None.

ITEM 3. -15.      NOT APPLICABLE

ITEM 16.          LIST OF EXHIBITS.

                EXHIBIT 1 -    Restated Organization Certificate of
                               Bankers Trust Company dated August 7, 1990,
                               Certificate of Amendment of the Organization
                               Certificate of Bankers Trust Company dated
                               June 21, 1995 Incorporated herein by
                               reference to Exhibit 1 filed with Form T-1
                               Statement, Registration No. 33-65171,
                               Certificate of Amendment of the Organization
                               Certificate of Bankers Trust Company dated
                               March 20, 1996 - Incorporated by reference to Exhibit 1 filed with Form T-1 Statement,
                               Registration No. 333-25843 and Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated June 19, 1997
                               -Incorporated herein by reference to Exhibit
                               1 filed with Form T-1 statement,
                               Registration No. 333-53053.

                EXHIBIT 2 -    Certificate of Authority to commence
                               business - Incorporated herein by reference to Exhibit 2 filed with Form T-1 Statement,
                               Registration No. 33-21047.


                EXHIBIT 3 -    Authorization of the Trustee to exercise
                               corporate trust powers - Incorporated herein by reference to Exhibit 2 filed with Form
                               T-1 Statement, Registration No. 33-21047.

                EXHIBIT 4 -    Existing By-Laws of Bankers Trust
                               Company, as amended on November 18, 1997 -
                               Incorporated herein by reference to Exhibit
                               4 filed with Form T-1 Statement,
                               Registration No. 333-53053.

                EXHIBIT 5 -    Not applicable.

                EXHIBIT 6 -    Consent of Bankers Trust Company
                               required by Section 321(b) of the Act. -
                               Incorporated herein by reference to Exhibit
                               4 filed with Form T-1 Statement,
                               Registration No. 22-18864.

                EXHIBIT 7 -    The latest report of condition of Bankers Trust
                               Company dated as of March 31, 1998. Copy attached.

                EXHIBIT 8 -    Not Applicable.

                EXHIBIT 9 -    Not Applicable.

                                    SIGNATURE



         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Bankers Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 1st day of September, 1998.


                                          BANKERS TRUST COMPANY



                                          By:  /s/ Vincent Chorney
                                               -------------------------------
                                                   Vincent Chorney
                                                   Assistant Vice President

Legal Title
 of Bank: Bankers Trust Company  Call Date: 03/31/98 ST-BK: 36-4840  FFIEC 031
Address:  130 Liberty Street     Vendor ID: D           CERT:  00623   Page RC-1


City, State
 ZIP:     New York, NY  10006                                           11
FDIC Certificate
 No.:     |  0 |  0 |  6 |  2 |  3

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR MARCH 31, 1998

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, reported the amount outstanding as of the last business day of the quarter.

SCHEDULE RC--BALANCE SHEET


                                                                                         C400
                                                               Dollar Amounts
                                                                 in Thousands     RCFD    Bil Mil Thou
------------------------------------------------------------------------------------------------- -------------------
ASSETS                                                                            //////////////////
  1.    Cash and balances due from
         depository institutions (from Schedule RC-A):                            //////////////////
         a.   Noninterest-bearing balances and currency
               and coin (1) ...............................                        0081            1,458,000     1.a.
         b.   Interest-bearing balances (2) ...............                        0071            2,253,000     1.b.
  2.    Securities:                                                                          //////////////////
         a.   Held-to-maturity securities (from Schedule
               RC-B, column A) .......................                             1754                     0    2.a.
         b.   Available-for-sale securities (from
               Schedule RC-B, column D)......................                      1773            6,444,000     2.b.
  3.   Federal funds sold and securities purchased under
       agreements to resell.................                                       1350           30,836,000     3.
  4.   Loans and lease financing receivables:                                      //////////////////
        a.   Loans and leases, net of unearned income
              (from Schedule RC-C)                           RCFD 2122 19,993,000 //////////////////             4.a.
        b.   LESS:   Allowance for loan and lease losses.....RCFD 3123    647,000 //////////////////             4.b.
        c.   LESS:   Allocated transfer risk reserve ........RCFD 3128           0//////////////////             4.c.
        d.   Loans and leases, net of unearned income,                            //////////////////
             allowance, and reserve (item 4.a minus 4.b
              and 4.c) ......................................                      2125           19,346,000     4.d.
  5.   Trading Assets (from schedule RC-D)  .................                      3545           45,690,000     5.
  6.   Premises and fixed assets (including capitalized
        leases) .............................................                      2145              791,000     6.
  7.   Other real estate owned (from Schedule RC-M) .........                      2150              184,000     7.
  8.   Investments in unconsolidated subsidiaries and
        associated companies (from Schedule RC-M) ...........                      2130              104,000     8.
  9.   Customers' liability to this bank on acceptances
        outstanding .........................................                      2155              542,000     9.
 10.   Intangible assets (from Schedule RC-M) ...............                      2143               81,000     10.
 11.   Other assets (from Schedule RC-F) ....................                      2160            5,339,000     11.
 12.   Total assets (sum of items 1 through 11) .............                      2170          113,068,000     12.




--------------------------
(1)      Includes cash items in process of collection and unposted debits.
(2)      Includes time certificates of deposit not held for trading.

Legal Title
 of Bank: Bankers Trust Company  Call Date: 03/31/98 ST-BK: 36-4840  FFIEC 031
Address:  130 Liberty Street     Vendor ID: D           CERT:  00623   Page RC-2


City, State
 ZIP:     New York, NY  10006                                           12
FDIC Certificate
 No.:     |  0 |  0 |  6 |  2 |  3

SCHEDULE RC--CONTINUED



                                                              Dollar Amounts
                                                                in Thousands      //////  Bil Mil Thou
------------------------------------------------------------------------------------------------- -------------------
LIABILITIES                                                                       ////////////////////////
13. Deposits:                                                                     ///////////////////////
    a.   In domestic offices (sum of totals of columns
          A and C from Schedule RC-E, part I)                                           RCON 2200     26,465,000 13.a.
          (1)   Noninterest-bearing(1) ..................RCON 6631  3,005,000.........  ///////////////////////  13.a.(1)
          (2)  Interest-bearing .........................RCON 6636 23,460,000.........  ///////////////////////  13.a.(2)
    b.   In foreign offices, Edge and Agreement
          subsidiaries, and IBFs (from Schedule RC-E                              ///////////////////////
          part II)                                                                RCFN 2200        21,993,000    13.b.
         (1)   Noninterest-bearing ......................RCFN 6631  1,712,000           ///////////////////////  13.b.(1)
                   (2)   Interest-bearing ...............RCFN 6636 20,281,000       ///////////////////////      13.b.(2)
14. Federal funds purchased and securities sold under
     agreements to repurchase                                                     RCFD 2800        12,125,000    14.
15. a.   Demand notes issued to the U.S. Treasury .......                               RCON 2840             0  15.a.
    b.   Trading liabilities (from Schedule RC-D)........                         RCFD 3548        25,701,000    15.b.
16. Other borrowed money (includes mortgage
     indebtedness and obligations under capitalized
     leases):                                                                     //////////////////////       /
    a.   With a remaining maturity of one year
          or less .......................................                               RCFD 2332   6,773,000    16.a.
    b.   With a remaining maturity of more than
          one year  through three years..................                         A547              3,754,000    16.b.
    c.   With a remaining maturity of more than
          three years....................................                         A548              2,212,000    16.c
17. Not Applicable.                                                               /////////////////////////      17.
18. Bank's liability on acceptances executed and
     outstanding ........................................                               RCFD 2920     542,000    18.
19. Subordinated notes and debentures (2)................                               RCFD 3200   1,308,000    19.
20. Other liabilities (from Schedule RC-G) ..............                               RCFD 2930   6,135,000    20.
21. Total liabilities (sum of items 13 through 20) ......                               RCFD 2948 107,008,000    21.
22. Not Applicable                                                                ///////////////////////
                                                                                  /////////////////////////      22.
EQUITY CAPITAL                                                                    ///////////////////////
23. Perpetual preferred stock and related surplus .......                               RCFD 3838   1,000,000    23.
24. Common stock ........................................                               RCFD 3230   1,352,000    24.
25. Surplus (exclude all surplus related to
     preferred stock) ...................................                               RCFD 3839     544,000    25.
26. a.   Undivided profits and capital reserves .........                               RCFD 3632   3,583,000    26.a.
    b.   Net unrealized holding gains (losses) on
          available-for-sale securities .................                               RCFD 8434   (  41,000)   26.b.
27.    Cumulative foreign currency translation
        adjustments .....................................                               RCFD 3284   ( 378,000)   27.
28. Total equity capital (sum of items 23 through
     27) ................................................                               RCFD 3210   6,060,000    28.
29. Total liabilities and equity capital (sum of
     items 21 and 28)....................................                               RCFD 3300 113,068,000    29



Memorandum
To be reported only with the March Report of Condition.

   1.    Indicate in the box at the
         right the number of the statement
         below that best describes the most
         comprehensive level of auditing work
         performed for the bank by independent
         external auditors as of any date                         Number
                                                              ------------------
         during 1997....................... RCFD    6724        1        M.1
                                            ---------------   ------------------



1 = Independent audit of the bank    4 =  Directors' examination of the bank
    conducted in accordance with          performed by other external auditors
    generally accepted auditing           (may be required by state chartering
    standards by a certified              authority)
    public accounting firm which
    submits a report on the bank
2 = Independent audit of the         5 =  Review of the bank's financial
    bank's parent holding company         statements by external auditors
    conducted in accordance with     6 =  Compilation of the bank's financial
    generally accepted auditing           statements by external auditors
    standards by a certified public  7 =  Other audit procedures (excluding
    accounting firm which                 tax preparation work)
    submits a report on the          8 =  No external audit work
    consolidated holding company
    (but not on the bank separately)
3 = Directors' examination of the
    bank conducted in accordance
    with generally accepted auditing
    standards by a certified public
    accounting firm (may be required
    by state chartering authority)
----------------------
(1) Including total demand deposits and noninterest-bearing time and savings deposits.
(2)      Includes limited-life preferred stock and related surplus.